EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL
EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the quarterly report of Profire Energy, Inc. (the “Company”) on Form 10-Q/A for the period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brenton W. Hatch, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended.

Date:	March 17, 2011	By:	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer
(Principal Executive Officer)